UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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McKESSON CORPORATION

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McKesson 2017 Annual Meeting of Stockholders Meeting Date: July 26, 2017

McKesson Appreciates Your Investment and Requests Your Support at our July 26 Annual Meeting Vote FOR Item 3. Say on Pay Clear Alignment of Pay with Performance Continued Decline of CEO Pay Magnitude X Vote AGAINST Item 5. Independent Board Chair Robust Lead Independent Director Role Strong and Sustained Performance over CEO Tenure CEO Best Suited to Serve Shareholders as Chair with In-depth Industry Knowledge, Experience, and Proven Track Record CEO Thought Leadership in Public Policy Development on Critical Healthcare Issues X Vote AGAINST Item 6. Right to Act by Written Consent Shareholders Have Right to Call a Special Meeting McKesson Committed to Strong Governance Practices and Responsive to Shareholder Feedback Rejected by shareholders in 2012, 2013 and 2014 Written Consent Permits Shareholder Action Without Any Input from and Notice to All Shareholders

Clear Alignment of CEO Pay with Performance FY17 Incentive Pay Down Payouts under cash-based long-term plan from FY16 - FY17 CEO Pay Magnitude Declines Compared to Summary Compensation Table1, FY17 realizable CEO pay FY17 & FY18 Plan Changes 1 Please see Slide 8 of the Supplemental Materials filed on 6/16/17 at http://investor.mckesson.com/sec-filings Added certain operational metrics to long-term incentive plans to drive sustained operational performance and value creation for shareholders Down 27% over 4 years CEO Direct Pay Down 20% Payouts under cash-based annual plan from FY16 - FY17 Down 40% Increased performance-based equity awards (TSRU) to 50% target long-term incentive value Relative total shareholder return (rTSR) included as metric 37% lower

Strong and Sustained Performance Under CEO FY17 Executed Initiatives for Value Creation Performance Highlights Leveraging sourcing scale with partnering Expansion & innovation in retail Creation of transformative healthcare technology joint venture Leadership in Opioid Crisis Thought leadership with CEO inspired and directed development of policy recommendations on prescribing and dispensing practices to address evolving opioid crisis1 Financial investment of millions of dollars and significant enhancements to build a world class Controlled Substances Monitoring Program Collaboration across the supply chain by engaging with physicians, pharmacies, manufacturers, distributors, trade associations, regulators, and lawmakers to find business and policy solutions Proactive engagement with Drug Enforcement Administration (DEA) to better define McKesson’s role in the opioid supply chain and move beyond the settlement terms announced in 2015 522% TSR Since Mr. Hammergren named CEO in FY02 $199.5 billion Total Revenue in FY17 $4.7B billion Operating Cash Flow in FY17 4% Growth Adjusted EPS in FY17 http://www.mckesson.com/about-mckesson/public-affairs/public-affairs/ 1

Proposal on Independent Board Chairman Board Recommends You Vote Against Item 5 Given the robust Lead Independent Director role, the need for Board flexibility to select Chairman best suited to drive shareholder value, and the strong financial performance under current leadership, the Board recommends a vote “AGAINST” The Company’s structure is working effectively as evidenced by the strong financial performance during Mr. Hammergren’s tenure as Chairman/CEO Mr. Hammergren’s in-depth knowledge of the healthcare industry and the Company’s complex businesses and operations best equips him to lead and focus the Board on the most critical issues All directors, other than Mr. Hammergren, are independent Effective Company Structure Board Should Select Leadership Structure Board uses its judgment to select the most qualified and appropriate individual to serve as Chairman at any given time based on the needs of the Company Board selected an independent director as Chairman in the past, and may do so again in the future Robust Lead Independent Director role provides management oversight and independent leadership Strong Lead Independent Director

Proposal on Right to Act by Written Consent Board Recommends You Vote Against Item 6 Shareholders Have Right to Call a Special Meeting Committed to Governance Best Practices In recent years, McKesson has enhanced its governance practices, including: Proxy Access, No Supermajority Vote Provisions, No Poison Pill, Robust Lead Independent Director role, Declassified Board, and Disclosure of Political Contributions Shareholders have opportunity to communicate directly with members of the Board, including the Lead Independent Director A By-Law amendment in 2013 established the right to call a special meeting of shareholders for record holders who have held a net long position of at least 25% of the Company’s outstanding shares for at least one year Given shareholders’ right to call a special meeting, and the lack of notice and other protections for shareholders in the written consent context, the Board recommends a vote “AGAINST” Not in Best Interest of Company or Shareholders Permits shareholders to take action without input from, and notice and dissemination of corresponding materials to, all of our shareholders No requirement to satisfy any holding requirements with respect to our common stock Does not give Board sufficient opportunity to analyze actions and make recommendations

Item Your Board’s Recommendation Proxy Page Reference 1. Election of Eight Directors for a One-Year Term Vote FOR 5 2. Ratification of the Appointment of the Independent Registered Public accounting Firm Vote FOR 19 3. Non-binding Advisory Vote on Executive Compensation Vote FOR 67 4. Non-binding Advisory Vote on Frequency of Advisory Vote on Executive Compensation Vote FOR (1-year) 68 5. Shareholder Proposal on Independent Board Chairman Vote AGAINST 69 6. Shareholder Proposal on Action by Written Consent of Shareholders Vote AGAINST 72 We Ask for Your Support

2017 Annual Meeting of Stockholders This information is being provided to shareholders in addition to the proxy statement filed by McKesson Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 16, 2017. Please read the complete proxy statement and accompanying materials carefully before you make a voting decision. Even if voting instructions for your proxy have already been given, you can change your vote at any time before the annual meeting by giving new voting instructions as described in more detail in the proxy statement. The proxy statement, and any other documents filed by the Company with the SEC, may be obtained free of charge at www.sec.gov and from the Company’s website at www.mckesson.com.